UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2010

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends the Seacoast Banking Corporation of Florida (“Seacoast”) Current Report on Form 8-K dated October 21, 2010 that was filed with the Securities and Exchange Commission (“SEC”) on October 26, 2010 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct errors in Exhibit 99.1 to the Original Form 8-K. The corrections to Exhibit 99.1 are: 1) the addition of a missing number in the “Consolidated Balance Sheet” table, and 2) re-alignment of the table of “Quarterly Trends-Loans at End of Period”.

For the convenience of the reader, this Form 8-K/A sets forth the full text of the Current Report on Form 8-K and Exhibit 99.1 thereto, as hereby amended. Except as required to reflect the changes noted above, this Form 8-K/A does not attempt to modify or update any other disclosures set forth in the Original Form 8-K.

This Form 8-K does not reflect events occurring after the filing of the Original Form 8-K on October 26, 2010 and no attempt has been made in this form 8-K to modify or update other disclosures as presented in the Original 8-K. Accordingly, this 8-K should be read in conjunction with our filings with the SEC subsequent to the filing of the Original Form 8-K.

SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.02 Results of Operations and Financial Condition

On October 21, 2010, the Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) announced its financial results for the third quarter ended September 30, 2010.

A copy of the press release announcing Seacoast’s results for the third quarter ended September 30, 2010 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 22, 2010, Seacoast held an investor conference call to discuss its financial results for the third quarter ended September 30, 2010. A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Also attached as Exhibit 99.3 are charts (available on the Company’s website at www.seacoastbanking.net) containing information used in the conference call and incorporated herein by reference. All information included in the transcript and the charts is presented as of September 30, 2010, and the Company does not assume any obligation to correct or update said information in the future.

The information in Items 2.02 and 7.01, as well as Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 21, 2010 related to Seacoast’s
financial results for the third quarter ended September 30,
2010
99.2	Transcript of Seacoast’s investor conference call held on October 22, 2010 to discuss Seacoast’s financial results for the third quarter ended September 30, 2010
99.3	Data on website containing information used in the conference call held on October 22, 2010 to discuss Seacoast’s financial results for the third quarter ended September 30, 2010

Exhibits 99.1, 99.2 and 99.3 referenced herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

October 29, 2010	By:	/s/ William R. Hahl

Name: William R. Hahl
Title: Executive Vice President & Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 21, 2010 related to Seacoast’s financial results for the third quarter ended September 30, 2010